UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 17, 2009

WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11953	30-0513080
(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1000, Houston, Texas 77027
(Address of Principal Executive Offices)	(Zip Code)

(713) 403-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This current report on Form 8-K is being filed by Willbros Group, Inc., a Delaware corporation (the “Registrant,” which term includes its predecessor Willbros Group, Inc., a Republic of Panama corporation), to update the historical financial statements included in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) to reflect changes to the Registrant’s accounting and presentation for the following items:

•	Adoption of FASB Staff Position No. APB 14-1;

•	Adoption of Statement of Financial Accounting Standards No. 160; and

•	Realignment of operating segments.

The Registrant adopted the provisions of FASB Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP No. APB 14-1”) and Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51” (“SFAS No. 160”) effective January 1, 2009.  FSP No. APB 14-1 required retrospective application for all periods that the Registrant’s convertible notes were outstanding and SFAS No. 160 required retrospective application for all periods presented.  The Exhibits presented herein also include a realignment of the Registrant’s operating segments from three reportable segments into two as disclosed within the Registrant’s quarterly report on Form 10-Q for the period ended June 30, 2009.

As a result of the adoption of FSP No. APB 14-1, the Registrant is required to separately account for the debt and equity components of its 2.75% Senior Convertible Notes (“2.75% Notes”) and 6.5% Convertible Senior Notes (“6.5% Notes”) in a manner that reflects their nonconvertible debt borrowing rate at the time of issuance. Therefore, the Registrant estimated the fair value, as of the date of issuance, of its 2.75% Notes and 6.5% Notes as if the instruments were issued without the conversion option feature.  The difference between the fair value and the principal amounts of the instruments resulted in a debt discount of $17,902,401 and $6,823,333 for the 2.75% Notes and 6.5% Notes, respectively.  The discounts are being amortized over seven and five year periods for the 2.75% Notes and 6.5% Notes, respectively, which resulted in additional non-cash interest expense in historical and future periods.  The Registrant has revised its presentation of its convertible debt and related interest expense to reflect this change and has retrospectively adjusted all comparative prior period information on that basis.

SFAS No. 160 requires expanded disclosures that clearly identify and distinguish between the interests of the Registrant’s owners and the interests of the noncontrolling owners (previously referred to as minority interests) of a subsidiary.  Upon adoption, the presentation and disclosure requirements of SFAS No. 160 were applied retrospectively for all periods presented in which the noncontrolling interest was reclassified to equity and consolidated net income was adjusted to include net income attributable to the noncontrolling interest (previously, the noncontrolling interest was included in accounts payable and accrued liabilities and contract cost).

As indicated within the quarterly report on Form 10-Q for the quarter ended June 30, 2009, the Registrant redefined its operating segments from Engineering, Upstream Oil & Gas, and Downstream Oil & Gas to two segments by integrating the existing Engineering segment into the Upstream Oil & Gas segment.  The Registrant has revised its presentation of its reportable segments to reflect these changes and has retrospectively adjusted all comparative prior period information on that basis.

 The Registrant is filing this current report on Form 8-K to reflect the impact of the adoption of these standards and segment realignment on previously issued financial statements.  This will permit the Registrant to incorporate these financial statements by reference in future Securities and Exchange Commission (“SEC”) filings.  The impact of the adoption of these standards and segment realignment is reflected in the following sections of the Registrant’s 2008 Form 10-K, which have been revised and are included as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this current report on Form 8-K:

•	Part I, Items 1. and 2. Business and Properties;

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Part II, Item 8. Financial Statements and Supplementary Data.

The financial statement notes in Item 8 that were impacted by the adoption of these accounting standards and segment realignment include:

Note	1	Summary of Significant Accounting Policies
	7	Accounts Payable and Accrued Liabilities
	9	Long-term Debt
	11	Income Taxes
	13	Income (Loss) Per Common Share
	14	Segment Information
	16	Quarterly Financial Data

This current report on Form 8-K speaks as of February 26, 2009, the date the Registrant filed its 2008 Form 10-K, and does not reflect events occurring after February 26, 2009, and none of the information included in this current report on Form 8-K modifies or updates the disclosures in the 2008 Form 10-K, other than as required to reflect the adoption of the standards and segment realignment as described above.  Significant developments with respect to those disclosures, including changes to the Registrant’s business, have occurred and are described in subsequent filings with the SEC, including our quarterly reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009 and our current reports on Form 8-K filed subsequent to the 2008 Form 10-K.  This current report on Form 8-K should be read in conjunction with the 2008 Form 10-K and the Registrant’s subsequent filings.

Item 9.01.  Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

	23.1	Consent of Grant Thornton LLP.

	23.2	Consent of GLO CPAs, LLLP.

	99.1	Form 10-K Items 1 and 2. Business and Properties.

	99.2	Form 10-K Item 6. Selected Financial Data for the years ended December 31, 2008, 2007, 2006, 2005 and 2004.

	99.3	Form 10-K Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.4
Form 10-K Item 8. Financial Statements and Supplementary Data as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006, with Reports of Grant Thornton LLP and GLO CPAs, LLLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.

Date: December 17, 2009	By:	/s/ Van A. Welch
Van A. Welch
Senior Vice President and Chief Financial
Officer (Principal Financial Officer and
Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP.

23.2	Consent of GLO CPAs, LLLP.

99.1	Form 10-K Items 1 and 2. Business and Properties.

99.2	Form 10-K Item 6. Selected Financial Data for the years ended December 31, 2008, 2007, 2006, 2005 and 2004.

99.3	Form 10-K Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.4
Form 10-K Item 8. Financial Statements and Supplementary Data as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006, with Reports of Grant Thornton LLP and GLO CPAs, LLLP.